UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2023

DIVALL INSURED INCOME PROPERTIES 2, LIMITED PARTNERSHIP

(Exact name of registrant as specified in its charter)

Wisconsin	000-17686	39-1606834
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1900 W 75th Street, Suite 100

Prairie Village, Kansas 66208

(Address of principal executive offices)

(816) 421-7444

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Event

On August 31, 2023 the Partnership sold the Property located at 361 N Highway 17 Bypass, Mount Pleasant, South Carolina for $3,212,124. The gain on the sale is estimated to be about $2.7 million.

Forward-Looking Statements

This Current Report on Form 8-K and the information contained in Exhibit 99.1 and Exhibit 99.2 incorporated herein contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Such forward-looking statements include statements describing the objectives, projections, estimates or future predictions of the Partnership’s operations. These statements may be identified by the use of forward-looking terminology such as “anticipates,” “believes,” “could,” “estimate,” “expect,” “will,” or other variations on these terms. The Partnership cautions that by their nature forward-looking statements involve risk or uncertainty and that actual results may differ materially from those expressed in any forward-looking statements as a result of such risks and uncertainties, including but not limited to: changes in general economic conditions, changes in commercial real estate conditions and markets, inability of the General Partner to find a suitable purchaser for any marketed properties, inability to agree on an acceptable purchase price or contract terms, inability of current tenants to meet financial obligations, inability to obtain new tenants upon the expiration of existing leases, and the potential need to fund tenant improvements or other capital expenditures out of operating cash flow.

All forward-looking statements contained in Exhibit 99.1 and Exhibit 99.2 incorporated herein are expressly qualified in their entirety by this cautionary notice. The reader should not place undue reliance on such forward-looking statements, since the statements speak only as of the date that they are made and the Partnership has no obligation and does not undertake publicly to update, revise or correct any forward-looking statement for any reason.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibits are included with this Report:

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DiVall Insured Income Properties 2, LP (Registrant)

Date: September 8, 2023	By:	/s/ Lynette L. DeRose
Lynette L. DeRose
Chief Financial Officer